Exhibit 99.1

For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	James A. Hughes, President and CEO
October 21, 2020	(908) 713-4306

     Unity Bancorp Reports

Quarterly Earnings of $5.8 Million

Clinton, NJ, October 21, 2020 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $5.8 million, or $0.54 per diluted share, for the quarter ended September 30, 2020, a 3.3 percent decrease compared to net income of $6.0 million, or $0.54 per diluted share for the prior year’s third quarter. For the nine months ended September 30, 2020, Unity reported net income of $16.3 million, or $1.50 per diluted share, a 7.0 percent decrease compared to net income of $17.5 million or $1.59 per diluted share for the prior year’s period. The decreases in earnings were primarily due to an increased provision for loan losses, necessitated by the COVID-19 pandemic.

Third Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $1.9 million to $16.3 million for the quarter ended September 30, 2020, compared to the prior year’s quarter, due to SBA PPP loans, commercial loan growth and a reduction in the cost of funds.
●	Net interest margin (NIM) decreased to 3.78% for the quarter ended September 30, 2020, compared to 3.90% for the prior year’s quarter and increased 5 basis points from 3.73% in the prior sequential quarter ended June 30, 2020. The year-over-year decrease was a direct result of interest rate cuts by the Board of Governors of the Federal Reserve.
●	The provision for loan losses was $2.0 million for the quarter ended September 30, 2020, an increase of $1.3 million from the prior year’s quarter due to the increased risk of loan defaults as a result of COVID-19.
●	Noninterest income increased $626 thousand to $3.3 million compared to the prior year’s quarter and increased $525 thousand compared to the prior sequential quarter. The increases were primarily due to increased gains on mortgage loan sales. Mortgage banking has been strong and market conditions continue to be favorable. For the quarter ended September 30, 2020, quarterly residential mortgage loan sales were $85.8 million, compared to $35.2 million for the quarter ended September 30, 2019.
●	Noninterest expense increased $1.3 million to $10.0 million compared to the prior year’s quarter, primarily due to increased consulting expenses incurred in connection with compliance with our Consent Order with the FDIC and NJDOBI and increased compensation due to increased mortgage commissions.
●	The effective tax rate was 24.5% compared to 22.0% in the prior year’s quarter.

Balance Sheet Highlights

●	Total loans increased $187.7 million, or 13.2%, from year-end 2019 to $1.6 billion at September 30, 2020. The increase was primarily due to $138.9 million in SBA PPP loan originations.
●	Total deposits increased $243.3 million, or 19.5%, from year-end 2019 to $1.5 billion at September 30, 2020, primarily due to increased noninterest-bearing demand deposits, resulting from the distribution of PPP funds and a strategic increase in brokered time deposits in the first quarter.
●	Borrowed funds decreased $43.0 million to $240.0 million at September 30, 2020, due to decreased FHLB overnight advances.
●	Shareholders’ equity was $169.2 million at September 30, 2020, an increase of $8.5 million from year-end 2019, due primarily to retained net income. During the third quarter, the Company repurchased 161,554 shares of common stock for a total cost of $2.1 million.
●	Book value per common share was $16.01 as of September 30, 2020.
●	At September 30, 2020, the Community Bank Leverage Ratio was 9.95%.
●	Nonperforming assets were $9.7 million at September 30, 2020, compared to $7.4 million at December 31, 2019. The allowance to total loans ratio was 1.4% at September 30, 2020.

Paycheck Protection Program Loans

As of September 30, 2020, the Company funded 1,224 Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”) loans, totaling $143.0 million. Under the PPP, established by the U.S. Coronavirus Aid, Relief, and Economic Security (CARES) Act, the Company was able to assist numerous small businesses in continuing to pay expenses, including payroll to retain their staff. PPP loans booked have an annual interest rate of 1% and are 100% guaranteed by the SBA. Most of these loans have a two-year term, to the extent the principle amount is not forgiven under the terms of the program. Gross origination fees of $5.5 million were earned on PPP loans and will be recognized over the life of the loans or when the loan is forgiven.

Loan Deferrals

The Bank has prudently worked with borrowers that may be unable to meet their contractual obligations because of the effects of COVID-19. All deferrals mature no later than December 31, 2020. As shown in the tables below, loans granted deferrals have significantly declined during the third quarter. The Company anticipates there will be some future deferrals granted on SBA loans, since all SBA loans were being paid by the CARES Act through September 30, 2020.

The table below summarizes loan deferrals as of September 30, 2020.

(In thousands)	Total Loan Portfolio balance	Full Deferrals	Interest Only Deferrals *	Total Loans in Deferral	% Deferrals to Total Loans
SBA loans held for sale	$6,192	$—	$—	$—	0%
SBA loans held for investment	47,125	—	—	—	0%
SBA PPP loans	138,895	—	—	—	0%
Commercial loans	799,573	14,068	22,319	36,387	5%
Residential mortgage loans (1)	473,420	24,255	—	24,255	5%
Consumer loans	148,086	—	—	—	0%
Total loans	$1,613,291	$38,323	$22,319	$60,642	4%

* The borrower pays the contractual interest, but no amortization of principal. These borrowers are deemed well secured and are not expected to default.

The table below summarizes loan deferrals as of June 30, 2020.

(In thousands)	Total Loan Portfolio balance	Total Loans in Deferral	% Deferrals to Total Loans
SBA loans held for sale	$10,602	$—	0%
SBA loans held for investment	36,966	—	0%
SBA PPP loans	136,039	—	0%
Commercial loans	792,752	277,323	35%
Residential mortgage loans (1)	469,987	68,142	14%
Consumer loans	146,161	9,144	6%
Total loans	$1,592,507	$354,609	22%

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.9 billion in assets and $1.5 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

September 30, 2020

				Sept. 30, 2020 vs.
				Jun. 30, 2020	Sept. 30, 2019
(In thousands, except percentages and per share amounts)	Sept. 30, 2020	Jun. 30, 2020	Sept. 30, 2019%		%
BALANCE SHEET DATA:
Total assets	$1,930,836	$1,900,774	$1,664,308	1.6%	16.0%
Total deposits	1,493,440	1,483,457	1,273,362	0.7	17.3
Total loans	1,613,291	1,592,507	1,368,474	1.3	17.9
Total securities	50,387	54,888	63,991	(8.2)	(21.3)
Total shareholders' equity	169,234	166,607	154,884	1.6	9.3
Allowance for loan losses	(22,237)	(20,234)	(16,002)	9.9	39.0

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$7,626	$6,659	$7,635	14.5	(0.1)
Provision for income taxes	1,866	1,488	1,676	25.4	11.3
Net income	$5,760	$5,171	$5,959	11.4	(3.3)

Net income per common share - Basic	$0.54	$0.48	$0.55	12.5	(1.8)
Net income per common share - Diluted	$0.54	$0.47	$0.54	14.9	-

Performance ratios:
Return on average assets	1.28%	1.19%	1.53%
Return on average equity	13.76%	12.59%	15.57%
Efficiency ratio	50.80%	50.27%	51.06%
Net interest margin	3.78%	3.73%	3.90%
Noninterest expense to average assets	2.23%	2.10%	2.24%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$21,251		$22,375		(5.0)
Provision for income taxes	4,952		4,842		2.3
Net income	$16,299		$17,533		(7.0)

Net income per common share - Basic	$1.51		$1.62		(6.8)
Net income per common share - Diluted	$1.50		$1.59		(5.7)

Performance ratios:
Return on average assets	1.26%		1.54%		(18.2)
Return on average equity	13.20%		16.02%		(17.6)
Efficiency ratio	50.98%		52.25%		(2.4)
Net interest margin	3.81%		3.97%		(4.0)
Noninterest expense to average assets	2.20%		2.28%		(3.5)

SHARE INFORMATION:
Market price per share	$11.58	$14.30	$22.15	(19.0)	(47.7)
Dividends paid	$0.08	$0.08	$0.08	-	-
Book value per common share	$16.01	$15.53	$14.25	3.1	12.4
Average diluted shares outstanding (QTD)	10,706	10,888	11,036	(1.7)	(3.0)

CAPITAL RATIOS:
Total equity to total assets	8.76%	8.77%	9.31%
Community bank leverage ratio	9.95%	10.01%	10.54%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$9,699	$10,184	$7,305	(4.8)	32.8
QTD net (recoveries) chargeoffs to QTD average loans	-%	(0.09)%	0.21%
Allowance for loan losses to total loans	1.38%	1.27%	1.17%
Nonperforming assets to total loans	0.56%	0.59%	0.41%
Nonperforming assets to total assets	0.50%	0.54%	0.44%

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

September 30, 2020

				September 30, 2020 vs.
				December 31,	September 30,
	September 30,	December 31,	September 30,	2019	2019
(In thousands, except percentages)	2020	2019	2019	%	%
ASSETS
Cash and due from banks	$21,601	$21,106	$29,426	2.3%	(26.6)%
Federal funds sold and interest-bearing deposits	179,794	136,910	137,334	31.3	30.9
Cash and cash equivalents	201,395	158,016	166,760	27.5	20.8
Securities:
Securities available for sale	48,713	64,275	47,295	(24.2)	3.0
Securities held to maturity	-	-	14,332	-	(100.0)
Equity securities	1,674	2,289	2,364	(26.9)	(29.2)
Total securities	50,387	66,564	63,991	(24.3)	(21.3)
Loans:
SBA loans held for sale	6,192	13,529	13,053	(54.2)	(52.6)
SBA loans held for investment	47,125	35,767	36,380	31.8	29.5
SBA PPP loans	138,895	-	-	100.0	100.0
Commercial loans	799,573	765,032	723,249	4.5	10.6
Residential mortgage loans	473,420	467,706	456,963	1.2	3.6
Consumer loans	148,086	143,524	138,829	3.2	6.7
Total loans	1,613,291	1,425,558	1,368,474	13.2	17.9
Allowance for loan losses	(22,237)	(16,395)	(16,002)	35.6	39.0
Net loans	1,591,054	1,409,163	1,352,472	12.9	17.6
Premises and equipment, net	20,507	21,315	21,700	(3.8)	(5.5)
Bank owned life insurance ("BOLI")	26,482	26,323	25,302	0.6	4.7
Deferred tax assets	8,433	5,559	5,768	51.7	46.2
Federal Home Loan Bank ("FHLB") stock	12,394	14,184	10,899	(12.6)	13.7
Accrued interest receivable	10,169	6,984	6,858	45.6	48.3
Other real estate owned ("OREO")	711	1,723	1,723	(58.7)	(58.7)
Goodwill	1,516	1,516	1,516	-	-
Other assets	7,788	7,595	7,319	2.5	6.4
Total assets	$1,930,836	$1,718,942	$1,664,308	12.3%	16.0%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$412,863	$279,793	$279,238	47.6%	47.9%
Interest-bearing demand	205,475	176,335	179,661	16.5	14.4
Savings	453,801	389,795	394,333	16.4	15.1
Time Deposits	421,301	404,191	420,130	4.2	0.3
Total deposits	1,493,440	1,250,114	1,273,362	19.5	17.3
Borrowed funds	240,000	283,000	210,000	(15.2)	14.3
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	283	455	420	(37.8)	(32.6)
Accrued expenses and other liabilities	17,569	14,354	15,332	22.4	14.6
Total liabilities	1,761,602	1,558,233	1,509,424	13.1	16.7
Shareholders' equity:
Common stock	91,474	90,113	89,753	1.5	1.9
Retained earnings	84,168	70,442	65,199	19.5	29.1
Treasury stock, at cost	(5,135)	-	-	(100.0)	(100.0)
Accumulated other comprehensive (loss) income	(1,273)	154	(68)	NM*	NM*
Total shareholders' equity	169,234	160,709	154,884	5.3	9.3
Total liabilities and shareholders' equity	$1,930,836	$1,718,942	$1,664,308	12.3%	16.0%

COMMON SHARES AT PERIOD END:
Shares issued	10,943	10,881	10,869
Shares oustanding	10,570	10,881	10,869
Treasury shares	373	-	-

NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2020

				Sept. 30, 2020 vs.
	For the three months ended			Jun. 30, 2020		Sept. 30, 2019
(In thousands, except percentages and per share amounts)	Sept. 30, 2020	Jun. 30, 2020	Sept. 30, 2019	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$24	$23	$271	$1	4.3%	$(247)	(91.1)%
FHLB stock	79	79	82	-	-	(3)	(3.7)
Securities:
Taxable	383	437	463	(54)	(12.4)	(80)	(17.3)
Tax-exempt	11	17	26	(6)	(35)	(15)	(57.7)
Total securities	394	454	489	(60)	(13.2)	(95)	(19.4)
Loans:
SBA loans	631	709	943	(78)	(11.0)	(312)	(33.1)
SBA PPP loans	1,036	723	-	313	43.3	1,036	100.0
Commercial loans	10,099	9,815	9,467	284	2.9	632	6.7
Residential mortgage loans	5,490	5,554	5,606	(64)	(1.2)	(116)	(2.1)
Consumer loans	2,011	1,921	2,197	90	4.7	(186)	(8.5)
Total loans	19,267	18,722	18,213	545	2.9	1,054	5.8
Total interest income	19,764	19,278	19,055	486	2.5	709	3.7
INTEREST EXPENSE
Interest-bearing demand deposits	347	364	438	(28)	(5.5)	69	16.9
Savings deposits	473	512	1,194	(145)	(14.6)	(268)	(23.9)
Time deposits	2,157	2,454	2,577	8	0.3	440	21.9
Borrowed funds and subordinated debentures	460	423	442	(43)	(7.1)	(184)	(24.6)
Total interest expense	3,437	3,753	4,651	(208)	(4.6)	57	1.3
Net interest income	16,327	15,525	14,404	481	3.3	1,028	7.2
Provision for loan losses	2,000	2,500	750	1,000	200.0	1,000	200.0
Net interest income after provision for loan losses	14,327	13,025	13,654	(519)	(3.6)	28	0.2
NONINTEREST INCOME
Branch fee income	237	207	373	30	14.5	(136)	(36.5)
Service and loan fee income	419	390	522	29	7.4	(103)	(19.7)
Gain on sale of SBA loans held for sale, net	534	92	-	442	480.4	534	10,000.0
Gain on sale of mortgage loans, net	1,713	1,553	545	160	10.3	1,168	214.3
BOLI income	147	154	138	(7)	(4.5)	9	6.5
Net security (losses) gains	(96)	79	18	(175)	(221.5)	(114)	(633.3)
Gain on sale of premises and equipment	-	-	764	-	-	(764)	(100.0)
Other income	382	336	350	46	13.7	32	9.1
Total noninterest income	3,336	2,811	2,710	525	18.7	626	23.1
NONINTEREST EXPENSE
Compensation and benefits	5,761	5,553	5,353	208	3.7	408	7.6
Processing and communications	722	769	749	(47)	(6.1)	(27)	(3.6)
Furniture and equipment	637	641	711	(4)	(0.6)	(74)	(10.4)
Occupancy	639	630	651	9	1.4	(12)	(1.8)
BSA expenses	626	488	-	138	28.3	626	100.0
Professional services	274	261	274	13	5.0	-	-
Advertising	191	207	334	(16)	(7.7)	(143)	(42.8)
Other loan expenses	216	168	89	48	28.6	127	142.7
Deposit insurance	197	159	-	38	24	197	100.0
Director fees	191	181	171	10	5.5	20	11.7
Loan collection & OREO expenses (income)	33	1	(48)	32	3,200.0	81	168.8
Other expenses	550	119	445	431	362.2	105	23.6
Total noninterest expense	10,037	9,177	8,729	860	9.4	1,308	15.0
Income before provision for income taxes	7,626	6,659	7,635	967	14.5	(9)	(0.1)
Provision for income taxes	1,866	1,488	1,676	378	25.4	190	11.3
Net income	$5,760	$5,171	$5,959	$589	11.4%	$(199)	(3.3)%

Effective tax rate	24.5%	22.3%	22.0%
Net income per common share - Basic	$0.54	$0.48	$0.55
Net income per common share - Diluted	$0.54	$0.47	$0.54
Weighted average common shares outstanding - Basic	10,630	10,792	10,863
Weighted average common shares outstanding - Diluted	10,706	10,888	11,036

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2020

	For the nine months ended		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	September 30, 2020	September 30, 2019	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$236	$724	$(488)	(67.4)%
FHLB stock	268	275	(7)	(2.5)
Securities:
Taxable	1,331	1,400	(69)	(4.9)
Tax-exempt	50	81	(31)	(38.3)
Total securities	1,381	1,481	(100)	(6.8)
Loans:
SBA loans	2,323	2,880	(557)	(19.3)
SBA PPP loans	1,760	-	1,760	100.0
Commercial loans	29,848	27,892	1,956	7.0
Residential mortgage loans	16,814	16,702	112	0.7
Consumer loans	5,999	6,382	(383)	(6.0)
Total loans	56,744	53,856	2,888	5.4
Total interest income	58,629	56,336	2,293	4.1
INTEREST EXPENSE
Interest-bearing demand deposits	1,189	1,289	(100)	(7.8)
Savings deposits	1,836	3,500	(1,664)	(47.5)
Time deposits	7,056	7,023	33	0.5
Borrowed funds and subordinated debentures	1,449	1,695	(246)	(14.5)
Total interest expense	11,530	13,507	(1,977)	(14.6)
Net interest income	47,099	42,829	4,270	10.0
Provision for loan losses	6,000	1,600	4,400	275.0
Net interest income after provision for loan losses	41,099	41,229	(130)	(0.3)
NONINTEREST INCOME
Branch fee income	761	1,120	(359)	(32.1)
Service and loan fee income	1,185	1,533	(348)	(22.7)
Gain on sale of SBA loans held for sale, net	1,099	554	545	98.4
Gain on sale of mortgage loans, net	4,317	1,525	2,792	183.1
BOLI income	474	435	39	9.0
Net security (losses) gains	(187)	216	(403)	(186.6)
Other income	1,043	1,760	(717)	(40.7)
Total noninterest income	8,692	7,143	1,549	21.7
NONINTEREST EXPENSE
Compensation and benefits	16,752	15,384	1,368	8.9
Processing and communications	2,199	2,213	(14)	(0.6)
Furniture and equipment	1,933	2,088	(155)	(7.4)
Occupancy	1,892	1,997	(105)	(5.3)
BSA expenses	1,176	-	1,176	100.0
Professional services	805	839	(34)	(4.1)
Advertising	688	1,056	(368)	(34.8)
Other loan expenses	572	499	73	14.6
Deposit insurance	473	202	271	134.2
Director fees	444	301	143	47.5
Loan collection & OREO expenses (income)	220	9	211	2,344.4
Other expenses	1,386	1,409	(23)	(1.6)
Total noninterest expense	28,540	25,997	2,543	9.8
Income before provision for income taxes	21,251	22,375	(1,124)	(5.0)
Provision for income taxes	4,952	4,842	110	2.3
Net income	$16,299	$17,533	$(1,234)	(7.0)%

Effective tax rate	23.3%	21.6%
Net income per common share - Basic	$1.51	$1.62
Net income per common share - Diluted	$1.50	$1.59
Weighted average common shares outstanding - Basic	10,768	10,836
Weighted average common shares outstanding - Diluted	10,875	11,019

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

September 30, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	September 30, 2020			September 30, 2019
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$66,759	$24	0.14%	$51,744	$271	2.08%
FHLB stock	5,996	79	5.24	5,138	82	6.33
Securities:
Taxable	50,118	383	3.04	58,144	463	3.16
Tax-exempt	2,678	15	2.23	4,418	32	2.87
Total securities (A)	52,796	398	3.00	62,562	495	3.14
Loans:
SBA loans	49,751	631	5.05	47,187	943	7.93
SBA PPP loans	138,221	1,036	2.98	-	-	-
Commercial loans	792,255	10,099	5.07	713,785	9,467	5.26
Residential mortgage loans	463,575	5,490	4.71	450,105	5,606	4.94
Consumer loans	147,567	2,011	5.42	136,239	2,197	6.40
Total loans (B)	1,591,369	19,267	4.82	1,347,316	18,213	5.36
Total interest-earning assets	$1,716,920	$19,768	4.58%	$1,466,760	$19,061	5.16%

Noninterest-earning assets:
Cash and due from banks	23,487			24,345
Allowance for loan losses	(21,680)			(16,224)
Other assets	75,807			70,484
Total noninterest-earning assets	77,614			78,605
Total assets	$1,794,534			$1,545,365

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$201,176	$347	0.69%	$176,953	$438	0.98%
Total savings deposits	428,739	473	0.44	398,676	1,194	1.19
Total time deposits	449,333	2,157	1.91	432,035	2,577	2.37
Total interest-bearing deposits	1,079,248	2,977	1.10	1,007,664	4,209	1.66
Borrowed funds and subordinated debentures	108,137	460	1.69	92,326	442	1.90
Total interest-bearing liabilities	$1,187,385	$3,437	1.15%	$1,099,990	$4,651	1.68%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	422,759			279,150
Other liabilities	17,838			14,364
Total noninterest-bearing liabilities	440,597			293,514
Total shareholders' equity	166,552			151,861
Total liabilities and shareholders' equity	$1,794,534			$1,545,365

Net interest spread		$16,331	3.43%		$14,410	3.48%
Tax-equivalent basis adjustment		(4)			(6)
Net interest income		$16,327			$14,404
Net interest margin			3.78%			3.90%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

September 30, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	September 30, 2020			June 30, 2020
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$66,759	$24	0.14%	$73,899	$23	0.13%
FHLB stock	5,996	79	5.24	5,976	79	5.32
Securities:
Taxable	50,118	383	3.04	53,592	437	3.28
Tax-exempt	2,678	15	2.23	3,534	21	2.39
Total securities (A)	52,796	398	3.00	57,126	458	3.22
Loans:
SBA loans	49,751	631	5.05	47,964	709	5.95
SBA PPP loans	138,221	1,036	2.98	100,586	723	2.89
Commercial loans	792,255	10,099	5.07	783,962	9,815	5.04
Residential mortgage loans	463,575	5,490	4.71	461,156	5,554	4.84
Consumer loans	147,567	2,011	5.42	145,970	1,921	5.29
Total loans (B)	1,591,369	19,267	4.82	1,539,638	18,722	4.89
Total interest-earning assets	$1,716,920	$19,768	4.58%	$1,676,639	$19,282	4.63%

Noninterest-earning assets:
Cash and due from banks	23,487			20,698
Allowance for loan losses	(21,680)			(17,909)
Other assets	75,807			74,076
Total noninterest-earning assets	77,614			76,865
Total assets	$1,794,534			$1,753,504

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$201,176	$347	0.69%	$181,943	$364	0.80%
Total savings deposits	428,739	473	0.44	403,389	512	0.51
Total time deposits	449,333	2,157	1.91	482,734	2,454	2.04
Total interest-bearing deposits	1,079,248	2,977	1.10	1,068,066	3,330	1.25
Borrowed funds and subordinated debentures	108,137	460	1.69	107,761	423	1.58
Total interest-bearing liabilities	$1,187,385	$3,437	1.15%	$1,175,827	$3,753	1.28%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	422,759			394,723
Other liabilities	17,838			17,682
Total noninterest-bearing liabilities	440,597			412,405
Total shareholders' equity	166,552			165,272
Total liabilities and shareholders' equity	$1,794,534			$1,753,504

Net interest spread		$16,331	3.43%		$15,529	3.35%
Tax-equivalent basis adjustment		(4)			(4)
Net interest income		$16,327			$15,525
Net interest margin			3.78%			3.73%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

September 30, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the nine months ended
	September 30, 2020			September 30, 2019
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$69,940	$236	0.45%	$43,021	$724	2.25%
FHLB stock	6,284	268	5.70	5,768	275	6.37
Securities:
Taxable	54,635	1,331	3.25	58,271	1,400	3.21
Tax-exempt	3,329	62	2.49	4,491	101	3.01
Total securities (A)	57,964	1,393	3.21	62,762	1,501	3.20
Loans:
SBA loans	49,337	2,323	6.29	48,238	2,880	7.98
SBA PPP loans	79,895	1,760	2.94	-	-	-
Commercial loans	781,942	29,848	5.10	706,280	27,892	5.28
Residential mortgage loans	462,497	16,814	4.86	445,145	16,702	5.02
Consumer loans	145,282	5,999	5.52	131,714	6,382	6.48
Total loans (B)	1,518,953	56,744	4.99	1,331,377	53,856	5.41
Total interest-earning assets	$1,653,141	$58,641	4.74%	$1,442,928	$56,356	5.22%

Noninterest-earning assets:
Cash and due from banks	22,048			25,019
Allowance for loan losses	(18,773)			(15,979)
Other assets	73,429			70,243
Total noninterest-earning assets	76,704			79,283
Total assets	$1,729,845			$1,522,211

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$192,078	$1,189	0.83%	$177,789	$1,289	0.97%
Total savings deposits	408,810	1,836	0.60	397,029	3,500	1.18
Total time deposits	455,900	7,056	2.07	408,718	7,023	2.30
Total interest-bearing deposits	1,056,788	10,081	1.28	983,536	11,812	1.61
Borrowed funds and subordinated debentures	115,624	1,449	1.67	107,101	1,695	2.12
Total interest-bearing liabilities	$1,172,412	$11,530	1.32%	$1,090,637	$13,507	1.66%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	375,229			271,118
Other liabilities	17,209			14,129
Total noninterest-bearing liabilities	392,438			285,247
Total shareholders' equity	164,995			146,327
Total liabilities and shareholders' equity	$1,729,845			$1,522,211

Net interest spread		$47,111	3.42%		$42,849	3.56%
Tax-equivalent basis adjustment		(12)			(20)
Net interest income		$47,099			$42,829
Net interest margin			3.81%			3.97%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

September 30, 2020

Amounts in thousands, except percentages	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$20,234	$17,376	$16,395	$16,002	$15,965
Provision for loan losses charged to expense	2,000	2,500	1,500	500	750
	22,234	19,876	17,895	16,502	16,715
Less: Chargeoffs
SBA loans	1	-	25	43	99
Commercial loans	-	219	300	-	500
Residential mortgage loans	-	-	200	75	130
Consumer loans	-	-	-	-	-
Total chargeoffs	1	219	525	118	729
Add: Recoveries
SBA loans	3	75	5	7	13
Commercial loans	1	502	1	4	3
Residential mortgage loans	-	-	-	-	-
Consumer loans	-	-	-	-	-
Total recoveries	4	577	6	11	16
Net (recoveries) chargeoffs	(3)	(358)	519	107	713
Balance, end of period	$22,237	$20,234	$17,376	$16,395	$16,002

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$3,446	$2,363	$1,627	$1,164	$503
Commercial loans	527	413	613	529	629
Residential mortgage loans	3,722	6,192	6,910	3,936	4,427
Consumer loans	1,293	505	505	20	23
Total nonperforming loans (1)	8,988	9,473	9,655	5,649	5,582
Other real estate owned ("OREO")	711	711	1,523	1,723	1,723
Nonperforming assets	9,699	10,184	11,178	7,372	7,305
Less: Amount guaranteed by SBA	812	307	427	59	63
Net nonperforming assets	$8,887	$9,877	$10,751	$7,313	$7,242

Loans 90 days past due & still accruing	$—	$—	$—	$930	$140

Performing Troubled Debt Restructurings (TDRs)	$673	$684	$694	$705	$718

Allowance for loan losses to:
Total loans at quarter end	1.38%	1.27%	1.21%	1.15%	1.17%
Total nonperforming loans	247.41	213.60	179.97	290.23	286.67
Nonperforming assets	229.27	198.68	155.45	222.40	219.06
Net nonperforming assets	250.22	204.86	161.62	224.19	220.96

QTD net chargeoffs (recoveries) (annualized) to QTD average loans:
SBA loans	-%	(0.20)%	0.16%	0.29%	0.72%
Commercial loans	-	(0.15)	0.16	-	0.28
Residential mortgage loans	-	-	0.17	0.06	0.11
Consumer loans	-	-	-	-	-
Total loans	-%	(0.09)%	0.15%	0.03%	0.21%

Nonperforming loans to total loans	0.56%	0.59%	0.67%	0.40%	0.41%
Nonperforming assets to total assets	0.50	0.54	0.64	0.43	0.44

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

September 30, 2020

(In thousands, except percentages and per share amounts)	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019
SUMMARY OF INCOME:
Total interest income	$19,764	$19,278	$19,585	$19,312	$19,055
Total interest expense	3,437	3,753	4,341	4,549	4,651
Net interest income	16,327	15,525	15,244	14,763	14,404
Provision for loan losses	2,000	2,500	1,500	500	750
Net interest income after provision for loan losses	14,327	13,025	13,744	14,263	13,654
Total noninterest income	3,336	2,811	2,545	2,396	2,710
Total noninterest expense	10,037	9,177	9,323	8,719	8,729
Income before provision for income taxes	7,626	6,659	6,966	7,940	7,635
Provision for income taxes	1,866	1,488	1,598	1,820	1,676
Net income	$5,760	$5,171	$5,368	$6,120	$5,959

Net income per common share - Basic	$0.54	$0.48	$0.49	$0.56	$0.55
Net income per common share - Diluted	$0.54	$0.47	$0.49	$0.55	$0.54

COMMON SHARE DATA:
Market price per share	$11.58	$14.30	$11.70	$22.57	$22.15
Dividends paid	$0.08	$0.08	$0.08	$0.08	$0.08
Book value per common share	$16.01	$15.53	$15.10	$14.77	$14.25

Weighted average common shares outstanding - Basic	10,630	10,792	10,883	10,872	10,863
Weighted average common shares outstanding - Diluted	10,706	10,888	11,037	11,057	11,036
Issued common shares	10,943	10,939	10,894	10,881	10,869
Outstanding common shares	10,570	10,728	10,883	10,881	10,869
Treasury shares	373	211	11	-	-

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.28%	1.19%	1.32%	1.53%	1.53%
Return on average equity	13.76	12.59	13.23	15.41	15.57
Efficiency ratio	50.80	50.27	51.92	51.29	51.06
Noninterest expense to average assets	2.23	2.10	2.29	2.17	2.24

BALANCE SHEET DATA:
Total assets	1,930,836	$1,900,774	$1,740,076	$1,718,942	$1,664,308
Total deposits	1,493,440	1,483,457	1,378,618	1,250,114	1,273,362
Total loans	1,613,291	1,592,507	1,439,645	1,425,558	1,368,474
Total securities	50,387	54,888	58,002	66,564	63,991
Total shareholders' equity	169,234	166,607	164,305	160,709	154,884
Allowance for loan losses	(22,237)	(20,234)	(17,376)	(16,395)	(16,002)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.58%	4.63%	5.04%	5.07%	5.16%
Interest-bearing liabilities	1.15	1.28	1.51	1.59	1.68
Net interest spread	3.43	3.35	3.53	3.48	3.48
Net interest margin	3.78	3.73	3.92	3.88	3.90

CREDIT QUALITY:
Nonperforming assets	9,699	$10,184	$11,178	$7,372	$7,305
QTD net chargeoffs (annualized) to QTD average loans	-%	(0.09)%	0.15%	0.03%	0.21%
Allowance for loan losses to total loans	1.38	1.27	1.21	1.15	1.17
Nonperforming assets to total loans	0.56	0.59	0.67	0.40	0.41
Nonperforming assets to total assets	0.50	0.54	0.64	0.43	0.44

CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.76%	8.77%	9.44%	9.35%	9.31%
Community bank leverage ratio	9.95	10.01	10.56	10.59	10.54

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	196	191	205	203	194